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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-53374, 333-105963 and 333-127025) and
Form S-3 (File Nos. 333-106126, 333-117264, 333-119864, 333-128074, and
333-138748) of Evergreen Solar, Inc. of our report dated February 27, 2007 relating to the financial statements of EverQ GmbH, which appears in this Annual Report on Form 10-K/A for the year ended December 31, 2006.

/s/ PricewaterhouseCoopers AG

Leipzig, Germany
April 27, 2007